UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

ENERTOPIA CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

#7 1873 Spall Road
 Kelowna, British Columbia, Canada V1Y 4R2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (250) 870-2219

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ENRT	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On May 2, 2025, Enertopia Corp. ("Enertopia" or the "Company") issued a news release providing its retaining Renmark Communications Inc. attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release dated May 2, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERTOPIA CORP.

"Robert McAllister"
Robert McAllister
President and Director

May 2, 2025